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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        October 9, 1998
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                           Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Ohio
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                 (State or Other Jurisdiction of Incorporation)


           1-1175                                   31-4156620
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      (Commission File Number)              (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                    77002
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(Address of Principal Executive Offices)                (Zip Code)


                                 713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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        (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

On October 9, 1998, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that the Company has completed the sale of its automotive business to Federal-Mogul Corporation for $1.9 billion. The Company also announced it has
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recently completed a $500 million stock repurchase program, authorized in
August, in anticipation of the sale of its automotive business.

Item 5.  Other Events.

On October 9, 1998, the Company issued another press release attached hereto as
Exhibit 99.2 announcing that Steven L. Sisney has been appointed President of Crouse-Hinds, a division of the Company. Sisney replaces William M. Tuck, who is retiring.

Item 7.  Financial Statements and Exhibits.

      Exhibits

      99.1 Company Press Release dated October 9, 1998 titled "Cooper Industries Completes Sale of Automotive Business, $500 Million Share Buyback."

      99.2 Company Press Release dated October 9, 1998 titled "Sisney Appointed President of Crouse-Hinds."




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPER INDUSTRIES, INC.
                                        (Registrant)



Date: October 9, 1998                   /s/ Diane K. Schumacher
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                                        Diane K. Schumacher
                                        Senior Vice President, General
                                            Counsel and Secretary





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                                 EXHIBIT INDEX


Exhibit No.
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99.1                 Company Press Release dated October 9, 1998 titled "Cooper
                     Industries Completes Sale of Automotive Business,
                     $500 Million Share Buyback."


99.2 Company Press Release dated October 9, 1998 titled "Sisney Appointed President of Crouse-Hinds."





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